UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 1, 2010

                        ABINGDON FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)


   New York                   0-53210               20-3845005
--------------          ------------------     ------------------
(State or other          (Commission File         (IRS Employer
jurisdiction of               Number)          Identification No.)
incorporation)


                        c/o Ceres Managed Futures LLC
                        55 East 59th Street - 10th Floor
                               New York, NY 10022
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On April 1, 2010, the Fund issued 1,994.2241 Units in exchange for $2,189,000 in a transaction that was not registered under the Act. The Units were issued in reliance upon applicable exemptions from registration under
Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



       ABINGDON FUTURES FUND L.P.

       By: Ceres Managed Futures LLC, General Partner



       By  /s/ Jerry Pascucci
               ---------------
               Jerry Pascucci
               President and Director


       By      /s/ Jennifer Magro
               ------------------
               Jennifer Magro
               Chief Financial Officer and Director


Date: April 1, 2010